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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): OCTOBER 19, 2000



                              TEPPCO PARTNERS, L.P.
               (Exact name of registrant as specified in charter)



        DELAWARE                      1-10403                    76-0291058
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)



          2929 ALLEN PARKWAY
            P.O. BOX 2521
            HOUSTON, TEXAS                                        77252-2521
 (Address of Principal Executive Offices)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 759-3636

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ITEM 5.   OTHER EVENTS.

         On May 16, 2000, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a global shelf registration statement on Form S-3 (Registration No. 333-37112) (the "Registration Statement"). The Commission declared the Registration Statement effective on October 11, 2000. On October 19, 2000, the Partnership entered into an Underwriting Agreement relating to the offering of up to 4,255,000 units representing limited partner interests in the Partnership (the "Units"). On October 20, 2000, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.3 and 23.4 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.

         Attached hereto as Exhibit 99.1 is a copy of a press release, dated October 13, 2000, issued by the Partnership relating to earnings for the quarter ended September 30, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          1.1     -   Underwriting Agreement.

          5.1     -   Opinion of Fulbright & Jaworski L.L.P.

          8.1     -   Opinion of Fulbright & Jaworski L.L.P. regarding tax
                      matters.

          23.3    -   Consent of Counsel (the consent of Fulbright & Jaworski
                      L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration
                      Statement is contained in such opinion).

          23.4    -   Consent of Counsel (the consent of Fulbright & Jaworski
                      L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration
                      Statement is contained in such opinion).

          99.1    -   Press release of the Company, dated October 13, 2000,
                      regarding earnings for the quarter ended September 30, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TEPPCO PARTNERS, L.P.

                               By: Texas Eastern Products Pipeline Company, LLC, General Partner


Dated as of October 20, 2000                 /s/ Charles H. Leonard
                               -------------------------------------------------
                               Senior Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

         1.1      -        Underwriting Agreement.

         5.1      -        Opinion of Fulbright & Jaworski L.L.P.

         8.1      -        Opinion of Fulbright & Jaworski L.L.P. regarding tax
                           matters.

         23.3     -        Consent of Counsel (the consent of Fulbright &
                           Jaworski L.L.P. to the use of their opinion filed as
                           Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

         23.4     -        Consent of Counsel (the consent of Fulbright &
                           Jaworski L.L.P. to the use of their opinion filed as
                           Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

         99.1     -        Press release of the Company, dated October 13, 2000,
                           regarding earnings for the quarter ended September
                           30, 2000.